The George
Putnam
Fund of
Boston

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

In this persistently challenging environment, many investors sought to cut their losses by getting out of the stock market entirely. It is our view that for those who still have several years before they need to make withdrawals, this may have been the wrong move to make, for history has been on the side of investors who have dared to weather even sustained periods of market retreat.

If you had what you believed was an effective investment program before the markets began their decline and thus far have resisted the temptation to veer off that course, we strongly urge you to remain patient. As always, however, it is a good idea to consult your financial advisor for specific counsel in regard to your own situation.

Quite naturally, we are disappointed at having to report the negative results posted by The George Putnam Fund of Boston during the fiscal year ended July 31, 2002. However, we believe that the fund remains positioned to benefit once investors begin to recognize the economy's positive fundamentals. On the following pages, you will find a full explanation of the reasons for the fund's decline during the period, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value,
Core Fixed-Income, and
Global Asset Allocation teams

Many events and trends conspired to make the past year one of the worst in recent memory for investors, and while we believe the disciplined strategies used to manage The George Putnam Fund of Boston successfully limited its losses, its performance inevitably reflects the year's turbulence. Last September's terrorist attacks exacerbated an already slowing economy, and the revelation of high-profile corporate scandals snuffed out the meager confidence investors still possessed. In an environment hostile to equities, your fund performed as a balanced fund should, offering positive returns from its fixed-income portion to partially offset losses sustained on the equity side.

The fund's value-driven equity portion actually performed considerably better than the S&P 500 Barra/Value Index, its equity benchmark. The fund also outperformed the average for its competitive peer group, the Lipper Balanced Funds category. See page 7 for more information. While it is always disappointing to report a negative return, we believe the fund's balanced approach has been effective at preserving capital. The challenging years of 2000, 2001, and 2002 were as difficult as any this fund has previously endured, and despite the fund's losses, we are gratified that the strategy provided shareholders protection from what could have been even more severe erosion of their assets.

Total return for 12 months ended 7/31/02

      Class A           Class B          Class C           Class M
    NAV     POP        NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -10.20%  -15.36%   -10.86% -15.22%  -10.88% -11.75%  -10.69%  -13.82%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                              7/31/01            7/31/02

Common stocks                                  58.3%              55.1%
U.S. government and agency securities          21.4%              22.6%
Corporate bonds and notes                      10.8%               9.8%
Cash and other                                  7.5%               8.4%
Collateralized mortgage obligations             5.0%               5.7%
Convertible and preferred securities            0.3%               1.1%
Foreign government bonds and notes              0.3%               0.0%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.


* BONDS CONTRIBUTED SOLID RETURNS

For the third consecutive year, bonds contributed positively to the fund's return, as investors sought safety from a sinking stock market. As interest rates fell dramatically, bond prices rallied. The fixed-income portion of the portfolio invested primarily in mortgage-backed and asset-backed securities, commercial mortgages, and government bonds. Despite very attractive yields, individual corporate bonds carried a lot of risk, so we de-emphasized this sector. The fund benefited from our active risk management, which involved taking small positions, and maintaining a very diversified portfolio of bonds. It should be noted that the fund owned bonds of WorldCom and Qwest, but its positions were very small -- well less than 1% of assets. As a result, although these investments lost value, the losses had a limited impact on the fund. Their poor performance was more than offset by positive performance from other bonds. The portfolio continues to hold a very small position in Qwest bonds.

* FUND'S EQUITY PORTION WAS DEFENSIVELY POSITIONED

For the year ended July 31, 2002, all major equity indexes lost ground. Growth and value strategies and large-, mid-, and small-caps stocks in foreign and domestic markets all succumbed to negative sentiment. In such a hostile environment, we believe losing less than the broad market can be viewed as something of a victory. Your fund's equity portion managed to hold the line, relative to the S&P 500 Barra/Value Index, by targeting stable companies from a variety of sectors.

Philip Morris, Anthem, Entergy, Limited Brands, and Fortune Brands all offered relatively strong returns. Philip Morris has enjoyed steady demand for its tobacco and food products despite the market slump. Anthem, a Blue Cross Blue Shield licensee, provides health-care benefits and services, as well as traditional and specialty products including group life, dental and vision coverage, and disability insurance. Electric utility company Entergy has a strong asset base, and a sound long-term strategy of buying nuclear plants at low prices and managing them very cost effectively. Shares of retail company Limited Brands, which comprises well-known clothing stores Express, The Limited, Lerner's, and Victoria's Secret, had been in a slump for years as the company suffered from having expanded too rapidly. In a classic turnaround, management reduced the number of stores and successfully executed other strategies to improve profitability. Conglomerate Fortune Brands manufactures a wide variety of consumer goods, including Jim Beam, Lord Calvert, and Gilbey's liquor brands, plumbing supplies, Titleist and Cobra brand golf products, and many other well-known products. Once considered stodgy, this slow but steadily growing company has recently come into vogue with investors, who now appreciate its solidity.


Fund Profile

The George Putnam Fund of Boston seeks long-term capital growth and current income by investing in a combination of undervalued stocks and high-quality bonds. The fund targets attractively priced stocks of large, established, dividend-paying companies that are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of investment-grade securities. The fund is appropriate for investors seeking current income and long-term growth from a balanced investment.

The fund benefited from having liquidated its position in WorldCom stock and for being only slightly exposed to AOL Time Warner, both of which suffered wrenching declines. Although our positions in the consumer cyclicals, energy, utilities, and technology sectors all registered losses, careful weightings helped us perform relatively better than the benchmark.

The fund's worst performers included Tyco, Qwest, Bristol-Myers Squibb, Dynegy, IBM, and Intel. Our disciplined approach, which always includes taking risk-appropriate positions, helped limit the impact of declines in individual names.

In some cases where a stock's price decline was apparently tied to investor overreaction rather than to deteriorating fundamentals, we believe the stock has the potential for above-average appreciation over time. For instance, we believe shares of Tyco may represent one of the best opportunities going forward. Our research consistently indicates that the stock is undervalued. The company has a newly appointed chief executive and chief financial officer, and its financial statements were reviewed by the Securities and Exchange Commission prior to the recent sale of Tyco's CIT subsidiary. These positive events bolster our conviction in the stock's long-term potential. Likewise, we believe that several other holdings may become strong performers as investors regain confidence in equity investing.

* SLOW ECONOMIC RECOVERY ANTICIPATED

Investors have been forced to digest a lot of bad news in recent months. Many have lost confidence in the stock market, and with good reason. However, in our opinion, the extreme fear and negativity that rule the market today are nearly as irrational as the exuberance that drove valuations to unsustainable highs in the late 1990s. We are confident that in time, valuations and investors' reactions to news stories will return to normal ranges.

In the meantime, many high-quality stocks have become undervalued. When first-rate companies are available at compelling prices, we can select from less risky names, and the market has provided us with many opportunities to upgrade portfolio quality. We are making every effort to take advantage of these low valuations.

We believe corporate capital spending will lead the way to economic expansion. Two features of today's environment, low interest rates and low inflation, are conducive to business growth. In anticipation of accelerating capital spending, we are taking special interest in stocks that may benefit from this trend, such as office supply retailers and business software manufacturers.

On the bond side, we believe the fund will continue to benefit from healthy returns in the short term. We favor bond sectors that appear to offer extra return without much added risk, such as AAA-rated mortgage-backed and asset-backed securities, and commercial mortgages. We continue to take a defensive stance with regard to corporate bonds, selling those that we think may be problematic. The changes taking place in corporate governance and accounting regulations should lead to better financial-statement disclosure and more conservative balance-sheet management, and will ultimately benefit all investors.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Philip Morris Companies, Inc.
Tobacco

U.S. Bancorp
Banking

Bank of America Corp.
Banking

Royal Dutch Petroleum Co. PLC
ADR
Oil and gas

SBC Communications, Inc.
Regional Bells

Merck & Company, Inc.
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Wells Fargo & Co.
Banking

Footnote reads:
These holdings represent 13.3% of the fund's net assets as of 7/31/02. Portfolio holdings will vary over time.


We believe it is important for shareholders to realize that the fund's balanced strategy, which served its purpose by helping to preserve assets in a down market, may lag the market if and when a strong recovery gets underway. The combination of high-quality bonds and value equities that have been effective over the past three years may not keep pace with the broad market when investors once again turn their attention to growth investing. In keeping with its conservative mandate, your fund will continue to favor value equities, although the management teams can adjust the portfolio, within a limited range, to participate in market upswings. Putnam believes in the value of a diversified investment program that can help investors pursue their financial goals in all market environments. While it is impossible to predict the future of the markets, shareholders can be certain that The George Putnam Fund of Boston will continue to fulfill its role as a balanced fund, and will remain one of Putnam's most conservative funds.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. The members of the Large-Cap Value Team are Jeanne Mockard (Portfolio Leader), Bartlett Geer, Deborah Kuenstner, Mike Abata, David King, Cole Lannum, Christopher Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are Jim Prusko (Portfolio Member), Kevin Cronin, Carl Bell, Rob Bloemker, Andrea Burke,
D. William Kohli, Krishna Memani, Michael Salm, John VanTassell, and David Waldman. The members of the Global Asset Allocation Team are Jeff Knight (Portfolio Member), Robert Kea, Robert Schoen and Graham Spiers.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/5/37)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -10.20% -15.36% -10.86% -15.22% -10.88% -11.75% -10.69% -13.82%
------------------------------------------------------------------------------
5 years          14.13    7.55    9.96    8.38    9.92    9.92   11.33    7.45
Annual average    2.68    1.47    1.92    1.62    1.91    1.91    2.17    1.45
------------------------------------------------------------------------------
10 years        127.93  114.80  111.68  111.68  111.29  111.29  116.63  109.05
Annual average    8.59    7.95    7.79    7.79    7.77    7.77    8.04    7.65
------------------------------------------------------------------------------
Annual average
(life of fund)    9.41    9.31    8.37    8.37    8.59    8.59    8.64    8.58
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                              S&P 500                Lehman                                     Lehman
                            Barra/Value             Aggregate             S&P 500              Government          Consumer
                               Index*              Bond Index*             Index              Credit Index        price index
-----------------------------------------------------------------------------------------------------------------------------
1 year                         -25.66%                 7.53%               -23.63%                 6.87%             1.41%
-----------------------------------------------------------------------------------------------------------------------------
5 years                          1.01                 41.96                  2.23                 40.79             12.02
Annual average                   0.20                  7.26                  0.44                  7.08              2.30
-----------------------------------------------------------------------------------------------------------------------------
10 years                       154.90                101.50                161.43                100.58             28.04
Annual average                   9.81                  7.26                 10.09                  7.21              2.50
-----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)                     --+                   --[DBL. DAGGER]       --[SECTION MARK]      --**            3.95
-----------------------------------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*The benchmark indexes for The George Putnam Fund of Boston have changed to the S&P Barra/Value Index and the Lehman Aggregate Bond Index. Putnam Investment Management has made changes to the benchmarks to more accurately reflect the investment strategies of the fund.

 +Inception date of the index was 12/31/74, after the fund's inception.

[DOUBLE DAGGER] Inception date of the index was 12/31/75, after the fund's inception.

[SECTION MARK] Inception date of the index was 12/31/69, after the fund's inception.

**Inception date of the index was 12/31/72, after the fund's inception.

LIPPER INFORMATION:

The average annualized return for the 500 funds in the Lipper Balanced Funds category over the 12 months ended 7/31/02 was -12.82%. Over the 5- and 10-year periods ended 7/31/02, annualized returns for the category were 1.96% and 7.77%, respectively.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/92

                                  S&P 500
             Fund's class A     Barra/Value    Lehman Aggregate      S&P 500     Lehman Government    Consumer price
Date/year     shares at POP        Index          Bond Index          index        Credit Index           index
7/31/92           9,425           10,000            10,000           10,000           10,000             10,000
7/31/93          10,238           11,578            11,017           10,873           11,103             10,278
7/31/94          10,593           12,189            11,027           11,434           11,089             10,562
7/31/95          12,471           14,797            12,142           14,419           12,212             10,868
7/31/96          14,310           17,098            12,814           16,808           12,860             11,189
7/31/97          18,821           25,234            14,194           25,572           14,247             11,431
7/31/98          20,615           28,600            15,310           30,504           15,396             11,623
7/31/99          22,332           33,023            15,684           36,666           15,754             11,865
7/31/00          21,195           32,977            16,627           39,957           16,651             12,299
7/31/01          23,922           34,288            18,738           34,232           18,768             12,626
7/31/02         $21,480          $25,490           $20,150          $26,143          $20,058            $12,804


Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,168 and $21,129, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,663 ($20,905 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                4             4             4             4
------------------------------------------------------------------------------
Income              $0.4855       $0.3605       $0.3695       $0.4025
------------------------------------------------------------------------------
Capital gains
  Long Term         $0.0185       $0.0185       $0.0185       $0.0185
------------------------------------------------------------------------------
  Short Term           --            --            --            --
------------------------------------------------------------------------------
  Total             $0.5040       $0.3790       $0.3880       $0.4210
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
7/31/01          $17.24  $18.29     $17.07        $17.16   $17.08  $17.70
------------------------------------------------------------------------------
7/31/02           15.02   15.94      14.87         14.94    14.87   15.41
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1             3.36%   3.16%      2.61%         2.62%    2.85%   2.75%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2             2.96    2.79       2.22          2.22     2.46    2.32
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/5/37)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -4.79% -10.28%  -5.49% -10.11%  -5.53%  -6.46%  -5.26%  -8.59%
------------------------------------------------------------------------------
5 years          26.54   19.27   21.88   20.13   21.80   21.80   23.46   19.15
Annual average    4.82    3.59    4.04    3.74    4.02    4.02    4.31    3.57
------------------------------------------------------------------------------
10 years        148.87  134.57  130.93  130.93  130.68  130.68  136.61  128.38
Annual average    9.55    8.90    8.73    8.73    8.72    8.72    8.99    8.61
------------------------------------------------------------------------------
Annual average
(life of fund)    9.52    9.42    8.47    8.47    8.70    8.70    8.75    8.69
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Credit Index is an unmanaged index of U.S.
fixed-income securities.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500 Barra/Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2002



THE FUND'S PORTFOLIO
July 31, 2002

COMMON STOCKS (55.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             74,400 Valassis Communications, Inc. (NON)                                                  $2,730,480

Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
            523,300 Boeing Co. (The)                                                                     21,727,416
            224,300 Lockheed Martin Corp.                                                                14,379,872
            107,000 Northrop Grumman Corp.                                                               11,844,900
                                                                                                      -------------
                                                                                                         47,952,188

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
                220 PSF Holdings LLC Class A                                                                407,463

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
            252,600 Delphi Automotive Systems Corp.                                                       2,515,896

Banking (7.1%)
-------------------------------------------------------------------------------------------------------------------
            917,400 Bank of America Corp.                                                                61,007,100
            920,100 Bank of New York Company, Inc. (The)                                                 29,461,602
            158,500 Banknorth Group, Inc.                                                                 4,032,240
            151,400 BB&T Corp.                                                                            5,604,828
            725,600 Charter One Financial, Inc.                                                          24,612,352
            522,700 Comerica, Inc.                                                                       30,400,232
            104,600 Greenpoint Financial Corp.                                                            5,052,180
            103,000 M&T Bank Corp.                                                                        8,610,800
            402,700 Mellon Financial Corp.                                                               10,703,766
          3,130,400 U.S. Bancorp                                                                         66,959,233
             50,200 Union Planters Corp.                                                                  1,538,128
            794,200 Wachovia Corp.                                                                       28,432,360
            517,500 Washington Mutual, Inc.                                                              19,359,675
            921,100 Wells Fargo & Co.                                                                    46,847,146
            296,600 Zions Bancorporation                                                                 14,981,266
                                                                                                      -------------
                                                                                                        357,602,908

Beverage (1.0%)
-------------------------------------------------------------------------------------------------------------------
            266,800 Anheuser-Busch Companies, Inc.                                                       13,796,228
            595,600 Coca-Cola Co. (The)                                                                  29,744,264
            196,100 Coca-Cola Enterprises, Inc.                                                           3,651,382
            216,300 Pepsi Bottling Group, Inc. (The)                                                      5,346,936
                                                                                                      -------------
                                                                                                         52,538,810

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------------
            837,000 Comcast Corp. Class A (NON)                                                          17,493,300

Capital Goods (--%)
-------------------------------------------------------------------------------------------------------------------
             22,300 Eaton Corp.                                                                           1,556,986

Chemicals (1.5%)
-------------------------------------------------------------------------------------------------------------------
            187,100 Avery Dennison Corp.                                                                 11,639,491
            725,300 Dow Chemical Co. (The)                                                               20,939,411
            257,800 E.I. du Pont de Nemours & Co.                                                        10,804,398
            387,200 Engelhard Corp.                                                                       9,680,000
            355,800 PPG Industries, Inc.                                                                 20,422,920
             79,100 Rohm & Haas Co.                                                                       2,966,250
                                                                                                      -------------
                                                                                                         76,452,470

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
            279,900 Peabody Energy Corp.                                                                  6,269,760

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            134,900 ServiceMaster Co. (The)                                                               1,645,780

Computers (1.8%)
-------------------------------------------------------------------------------------------------------------------
          3,276,837 Hewlett-Packard Co.                                                                  46,367,244
            353,200 IBM Corp.                                                                            24,865,280
            289,100 Lexmark International, Inc. (NON)                                                    14,131,208
            190,100 NCR Corp. (NON)                                                                       5,001,531
                                                                                                      -------------
                                                                                                         90,365,263

Conglomerates (1.6%)
-------------------------------------------------------------------------------------------------------------------
              5,955 Berkshire Hathaway, Inc. Class B (NON)                                               13,619,085
            339,600 Cooper Industries, Ltd. Class A                                                      10,575,144
            740,700 General Electric Co.                                                                 23,850,540
            187,200 Honeywell International, Inc.                                                         6,057,792
          1,901,100 Tyco International, Ltd. (Bermuda)                                                   24,334,080
                                                                                                      -------------
                                                                                                         78,436,641

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
            472,800 Household International, Inc.                                                        20,174,376
            553,100 MBNA Corp.                                                                           10,724,609
                                                                                                      -------------
                                                                                                         30,898,985

Consumer Goods (1.8%)
-------------------------------------------------------------------------------------------------------------------
            410,800 Colgate-Palmolive Co.                                                                21,094,580
            737,700 Fortune Brands, Inc.                                                                 38,581,710
            461,400 Kimberly-Clark Corp.                                                                 28,168,470
            147,200 Newell Rubbermaid, Inc.                                                               4,427,776
                                                                                                      -------------
                                                                                                         92,272,536

Electric Utilities (2.5%)
-------------------------------------------------------------------------------------------------------------------
            448,320 Cinergy Corp.                                                                        15,198,048
            118,600 Constellation Energy Group, Inc.                                                      3,305,382
             69,800 Dominion Resources, Inc.                                                              4,148,912
            480,392 DPL, Inc.                                                                             8,935,291
             37,900 DTE Energy Co.                                                                        1,552,384
            181,400 Duke Energy Corp.                                                                     4,623,886
            211,600 Edison International (NON)                                                            2,771,960
            532,400 Entergy Corp.                                                                        21,578,172
            392,200 FirstEnergy Corp.                                                                    12,060,150
             46,500 FPL Group, Inc.                                                                       2,634,225
            286,100 Northeast Utilities                                                                   4,763,565
            460,200 PG&E Corp. (NON)                                                                      6,396,780
            199,700 PPL Corp.                                                                             6,600,085
            621,130 Progress Energy, Inc.                                                                29,037,828
            228,100 Reliant Energy, Inc.                                                                  2,294,686
                                                                                                      -------------
                                                                                                        125,901,354

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            340,100 Emerson Electric Co.                                                                 17,328,095

Electronics (1.0%)
-------------------------------------------------------------------------------------------------------------------
            117,400 Agilent Technologies, Inc. (NON)                                                      2,216,512
             69,300 Arrow Electronics, Inc. (NON)                                                         1,182,951
            270,900 Flextronics International, Ltd. (Singapore) (NON)                                     2,145,528
          1,804,600 Intel Corp.                                                                          33,908,434
            416,800 LSI Logic Corp. (NON)                                                                 3,251,040
            793,600 Solectron Corp. (NON)                                                                 3,174,400
            136,080 W.W. Grainger, Inc.                                                                   6,673,363
                                                                                                      -------------
                                                                                                         52,552,228

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
            230,000 BJ Services Co. (NON)                                                                 7,334,700
             74,500 Schlumberger, Ltd.                                                                    3,197,540
                                                                                                      -------------
                                                                                                         10,532,240

Financial (3.7%)
-------------------------------------------------------------------------------------------------------------------
          3,003,000 Citigroup, Inc.                                                                     100,720,620
          1,772,916 Contifinancial Corp. Liquidating Trust Units (NON)                                       84,214
            591,300 Fannie Mae                                                                           44,282,457
            686,500 Freddie Mac                                                                          42,528,675
                                                                                                      -------------
                                                                                                        187,615,966

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
            200,550 H.J. Heinz Co.                                                                        7,711,148
            363,200 Kraft Foods, Inc. Class A                                                            13,438,400
                                                                                                      -------------
                                                                                                         21,149,548

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
              1,733 Fitzgerald Gaming Corp. (NON)                                                                17

Health Care (0.2%)
-------------------------------------------------------------------------------------------------------------------
            207,120 HCA, Inc.                                                                             9,734,640

Health Care Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            235,100 Anthem, Inc. (NON)                                                                   15,958,588
            177,700 Cardinal Health, Inc.                                                                10,235,520
            364,000 CIGNA Corp.                                                                          32,760,000
              3,596 Genesis Health Ventures, Inc. (NON)                                                      57,932
            196,100 McKesson Corp.                                                                        6,455,612
                                                                                                      -------------
                                                                                                         65,467,652

Insurance (2.6%)
-------------------------------------------------------------------------------------------------------------------
            907,800 ACE, Ltd. (Bermuda)                                                                  28,750,026
             80,100 AMBAC Financial Group, Inc.                                                           5,048,703
            409,400 American International Group, Inc.                                                   26,168,848
            111,600 Hartford Financial Services Group, Inc. (The)                                         5,646,960
             97,500 MBIA, Inc.                                                                            4,835,025
            214,000 PMI Group, Inc. (The)                                                                 7,601,280
            358,500 Radian Group, Inc.                                                                   16,419,300
            240,600 Travelers Property Casualty Corp. Class A (NON)                                       3,921,780
             85,900 UnumProvident Corp.                                                                   1,757,514
            456,300 XL Capital, Ltd. Class A (Bermuda)                                                   33,811,830
                                                                                                      -------------
                                                                                                        133,961,266

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
            151,200 Goldman Sachs Group, Inc. (The)                                                      11,060,280
          1,027,800 JPMorgan Chase & Co.                                                                 25,653,888
            125,600 Lehman Brothers Holdings, Inc.                                                        7,122,776
            402,200 Merrill Lynch & Company, Inc.                                                        14,338,430
            492,100 Morgan Stanley Dean Witter & Co.                                                     19,856,235
                                                                                                      -------------
                                                                                                         78,031,609

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,336,702 Cendant Corp. (NON)                                                                  18,473,222
            280,200 Marriott International, Inc. Class A                                                  9,386,700
            512,600 Royal Caribbean Cruises, Ltd.                                                        10,159,732
                                                                                                      -------------
                                                                                                         38,019,654

Machinery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            541,900 Ingersoll-Rand Co. Class A (Bermuda)                                                 20,803,541
            382,900 Parker-Hannifin Corp.                                                                15,415,554
                                                                                                      -------------
                                                                                                         36,219,095

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            145,800 Dover Corp.                                                                           4,279,230

Media (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,365,000 Liberty Media Corp. Class A (South Korea) (NON)                                      26,448,900
            357,500 USA Networks, Inc. (NON)                                                              7,882,518
          1,709,300 Walt Disney Co. (The)                                                                30,305,889
                                                                                                      -------------
                                                                                                         64,637,307

Medical Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------
            154,200 Pall Corp.                                                                            2,710,836
            272,440 Zimmer Holdings, Inc. (NON)                                                          10,142,941
                                                                                                      -------------
                                                                                                         12,853,777

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            512,900 Dynegy, Inc. Class A                                                                  1,230,960
            337,300 El Paso Corp.                                                                         4,873,985
            457,400 NiSource, Inc.                                                                        9,056,520
                                                                                                      -------------
                                                                                                         15,161,465

Oil & Gas (5.5%)
-------------------------------------------------------------------------------------------------------------------
            133,400 Anadarko Petroleum Corp.                                                              5,802,900
            217,000 BP PLC ADR (United Kingdom)                                                          10,068,800
            123,500 Burlington Resources, Inc.                                                            4,513,925
            454,320 Conoco, Inc.                                                                         10,958,198
          3,225,212 Exxon Mobil Corp.                                                                   118,558,793
            222,100 Marathon Oil Corp.                                                                    5,383,704
            484,828 Phillips Petroleum Co.                                                               25,089,849
          1,320,800 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      60,360,560
            208,900 TotalFinaElf SA ADR (France)                                                         15,155,695
            723,800 Unocal Corp.                                                                         23,639,308
                                                                                                      -------------
                                                                                                        279,531,732

Paper & Forest Products (1.2%)
-------------------------------------------------------------------------------------------------------------------
            734,000 Abitibi-Consolidated, Inc. (Canada)                                                   5,519,680
            727,200 Abitibi-Consolidated, Inc. (Toronto Exchange) (Canada)                                5,431,045
            170,900 Boise Cascade Corp.                                                                   4,954,391
            300,800 International Paper Co.                                                              11,977,856
          1,205,200 Smurfit-Stone Container Corp. (NON)                                                  17,378,984
            409,200 Sonoco Products Co.                                                                   9,943,560
             95,400 Weyerhaeuser Co.                                                                      5,604,750
                                                                                                      -------------
                                                                                                         60,810,266

Pharmaceuticals (4.3%)
-------------------------------------------------------------------------------------------------------------------
            362,200 Abbott Laboratories                                                                  14,998,702
            387,900 Bristol-Myers Squibb Co.                                                              9,088,497
            844,600 Johnson & Johnson                                                                    44,763,800
            283,400 King Pharmaceuticals, Inc. (NON)                                                      6,010,914
            955,300 Merck & Company, Inc.                                                                47,382,880
          1,462,700 Pfizer, Inc.                                                                         47,318,345
            402,673 Pharmacia Corp.                                                                      18,015,590
            936,100 Schering-Plough Corp.                                                                23,870,550
            219,000 Wyeth                                                                                 8,738,100
                                                                                                      -------------
                                                                                                        220,187,378

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             66,200 Knight-Ridder, Inc.                                                                   4,008,410

Railroads (0.9%)
-------------------------------------------------------------------------------------------------------------------
             78,100 Canadian National Railway Co. (Canada)                                                3,748,019
            719,400 Union Pacific Corp.                                                                  42,207,198
                                                                                                      -------------
                                                                                                         45,955,217

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
            411,700 Archstone-Smith Trust (R)                                                            10,457,180
            280,300 Boston Properties, Inc. (R)                                                          10,455,190
            339,520 Equity Office Properties Trust (R)                                                    8,956,538
            683,800 Equity Residential Properties Trust (R)                                              18,291,650
                                                                                                      -------------
                                                                                                         48,160,558

Regional Bells (2.4%)
-------------------------------------------------------------------------------------------------------------------
            952,300 BellSouth Corp.                                                                      25,569,255
          1,905,900 SBC Communications, Inc.                                                             52,717,194
          1,240,000 Verizon Communications, Inc.                                                         40,920,000
                                                                                                      -------------
                                                                                                        119,206,449

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
                100 AmeriKing, Inc. (NON)                                                                         1
            877,800 McDonald's Corp.                                                                     21,725,550
            128,000 Yum! Brands, Inc. (NON)                                                               3,955,200
                                                                                                      -------------
                                                                                                         25,680,751

Retail (1.5%)
-------------------------------------------------------------------------------------------------------------------
            222,900 Federated Department Stores, Inc. (NON)                                               8,383,269
          1,164,100 JC Penney Company, Inc.                                                              20,488,160
            717,500 Kroger Co. (NON)                                                                     13,976,900
            576,700 Limited, Inc. (The)                                                                  10,363,299
          1,070,600 Office Depot, Inc. (NON)                                                             13,896,388
            320,900 Rite Aid Corp. (NON)                                                                    693,144
            547,400 TJX Companies, Inc. (The)                                                             9,705,402
                                                                                                      -------------
                                                                                                         77,506,562

Software (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,297,200 BMC Software, Inc. (NON)                                                             17,447,340
          1,367,800 Computer Associates International, Inc.                                              12,775,252
            271,500 PeopleSoft, Inc. (NON)                                                                4,881,570
                                                                                                      -------------
                                                                                                         35,104,162

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            129,800 Automatic Data Processing, Inc.                                                       4,840,242
          1,082,200 KPMG Consulting, Inc. (NON)                                                          11,406,388
                                                                                                      -------------
                                                                                                         16,246,630

Telecommunications (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,234,600 AT&T Wireless Services, Inc. (NON)                                                    5,790,274
            283,700 Citizens Communications Co. (NON)                                                     1,554,676
            931,800 Qwest Communications International, Inc. (NON)                                        1,192,704
          1,151,600 Sprint Corp. (FON Group)                                                             10,767,460
                                                                                                      -------------
                                                                                                         19,305,114

Tobacco (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,602,600 Philip Morris Companies, Inc.                                                        73,799,730

Waste Management (0.6%)
-------------------------------------------------------------------------------------------------------------------
            746,300 Republic Services, Inc. (NON)                                                        13,134,880
            809,700 Waste Management, Inc.                                                               19,165,599
                                                                                                     --------------
                                                                                                         32,300,479
                                                                                                     --------------
                    Total Common Stocks (cost $3,013,530,861)                                        $2,790,388,047
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (22.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (15.7%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
           $694,670 8 3/4s, with due dates from May 1, 2009 to June 1, 2009                                $742,401
         88,842,380 6s, with due dates from May 1, 2017 to May 1, 2032                                   91,539,747
         15,156,928 6s, with due dates from November 1, 2016 to April 1, 2017                            15,618,003
         30,981,000 TBA, 6s, August 1, 2032                                                              31,261,688
          1,459,000 TBA, 6s, August 1, 2016                                                               1,501,399
                    Federal National Mortgage Association Pass-Through Certificates
             54,939 11s, with due dates from October 1, 2015 to March 1, 2016                                62,145
             46,415 8 3/4s, July 1, 2009                                                                     49,725
          6,926,383 8s, with due dates from August 1, 2026 to June 1, 2028                                7,463,440
         45,628,700 7 1/2s, with due dates from September 1, 2028 to August 1, 2031                      48,126,831
         51,070,000 7 1/4s, January 15, 2010                                                             59,107,907
          6,513,905 7s, with due dates from December 1, 2014 to December 1, 2029                          6,821,792
          5,465,512 7s, with due dates from November 1, 2007 to November 1, 2014                          5,799,619
          3,832,307 6 1/2s, with due dates from April 1, 2032 to July 1, 2032                             3,942,333
          1,278,017 6 1/2s, with due dates from July 1, 2010 to May 1, 2011                               1,341,243
         48,345,000 TBA, 6 1/2s, August 1, 2032                                                          49,674,488
          2,667,243 6s, with due dates from May 1, 2029 to June 1, 2032                                   2,700,188
        140,915,000 TBA, 6s, August 25, 2030                                                            142,060,639
                    Government National Mortgage Association Pass-Through
                    Certificates
                403 15s, September 15, 2011                                                                     485
         44,002,430 8s, with due dates from January 15, 2022 to December 15, 2027                        47,294,167
          4,398,072 7 1/2s, with due dates from August 15, 2029 to January 15, 2030                       4,660,814
              7,003 7 1/2s, September 15, 2005                                                                7,374
         87,736,046 7s, with due dates from January 15, 2023 to February 15, 2032                        91,920,091
        174,377,895 6 1/2s, with due dates from September 15, 2024 to July 15, 2032                     180,048,889
                                                                                                      -------------
                                                                                                        791,745,408

U.S. Treasury Obligations (6.9%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          1,645,000 8 1/8s, August 15, 2019                                                               2,161,875
         26,750,000 8s, November 15, 2021                                                                35,091,453
          9,665,000 6 1/4s, May 15, 2030                                                                 10,761,301
          9,105,000 6 1/4s, August 15, 2023                                                              10,011,585
         23,305,000 6 1/8s, August 15, 2029 (SEG)                                                        25,456,984
         25,745,000 6s, February 15, 2026                                                                27,502,869
         47,800,000 5 3/8s, February 15, 2031                                                            48,278,000
                    U.S. Treasury Notes
             90,000 5 3/4s, August 15, 2010                                                                  98,912
         56,005,000 4 7/8s, February 15, 2012                                                            57,776,998
         46,885,000 4 3/8s, May 15, 2007                                                                 48,767,433
         83,925,000 2 7/8s, June 30, 2004                                                                85,016,025
                                                                                                     --------------
                                                                                                        350,923,435
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $1,124,730,601)                                                            $1,142,668,843

CORPORATE BONDS AND NOTES (9.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
         $7,230,000 Boeing Co. (The) deb. 6 5/8s, 2038                                                   $7,253,498
          5,270,000 Raytheon Co. notes 6.15s, 2008                                                        5,424,780
                                                                                                      -------------
                                                                                                         12,678,278

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,276,896 Continental Airlines, Inc. pass-through certificates
                    Ser. 974C, 6.8s, 2009                                                                 2,055,969
         11,885,000 Continental Airlines, Inc. pass-through certificates
                    Ser. 98-2, 6.32s, 2008                                                               11,751,294
          4,694,156 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               4,179,911
          1,310,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 1,008,700
            385,000 US Air, Inc. pass-through certificates Ser. 93A2, 9 5/8s, 2003                          261,800
                                                                                                      -------------
                                                                                                         19,257,674

Automotive (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,560,000 Dana Corp. notes 9s, 2011                                                             2,457,600
         10,375,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     8,370,446
          4,310,000 Ford Motor Co. notes 7.45s, 2031                                                      3,866,846
          1,160,000 Ford Motor Credit Corp. notes 7.6s, 2005                                              1,198,396
         10,000,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                           10,031,600
         11,880,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                           11,808,550
          2,195,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          2,037,180
          4,125,000 General Motors Acceptance Corp. notes 7s, 2012                                        4,106,648
          4,020,000 General Motors Acceptance Corp. notes 6 1/8s, 2006                                    4,066,873
          5,075,000 General Motors Acceptance Corp. notes Ser. MTN,
                    5.36s, 2004                                                                           5,133,058
          3,070,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  3,269,918
                                                                                                      -------------
                                                                                                         56,347,115

Banking (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,190,000 Bank of America Corp. sub. notes 7.4s, 2011                                           1,333,788
         10,470,000 Bank United Corp. notes Ser. A, 8s, 2009                                             11,679,494
          4,250,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                              4,379,753
          2,615,000 BankBoston NA sub. notes Ser. BKNT, 6 3/8s, 2008                                      2,749,097
         11,255,000 Citicorp sub. notes 6 3/8s, 2008                                                     11,868,285
            120,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   129,985
          5,505,000 Colonial Bank sub. notes 8s, 2009                                                     5,507,918
          2,400,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                2,630,184
          2,035,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                         2,061,007
          1,625,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                1,704,333
            185,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   208,914
          1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   1,560,269
          3,130,000 National City Corp. sub. notes 7.2s, 2005                                             3,425,003
          4,975,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     5,390,263
          3,240,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                        3,278,686
         11,995,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                        12,099,117
          5,800,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                       6,023,532
          2,510,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       2,761,000
          4,595,000 Wachovia Corp. notes 4.95s, 2006                                                      4,718,284
          2,310,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        2,311,409
                                                                                                      -------------
                                                                                                         85,820,321

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,140,000 British Sky Broadcasting PLC company guaranty 8.2s,
                    2009 (United Kingdom)                                                                 2,029,790
          4,145,000 News America Holdings, Inc. deb. 7.7s, 2025                                           3,604,533
          1,130,000 News America, Inc. sr. notes 6 5/8s, 2008                                             1,119,615
                                                                                                      -------------
                                                                                                          6,753,938

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,530,000 CSC Holdings, Inc. deb. 7 5/8s, 2018                                                  1,078,023
          2,720,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         1,822,400
            720,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s,
                    2010 (In default) (NON)                                                                 108,000
          4,960,000 TCI Communications, Inc. deb. 7 7/8s, 2013                                            4,021,667
                                                                                                      -------------
                                                                                                          7,030,090

Chemicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,755,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                2,520,825
            130,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           144,300
            350,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 369,002
            940,000 IMC Global, Inc. notes 6.55s, 2005                                                      839,458
          1,850,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      1,729,750
          1,920,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 1,795,200
            500,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   512,500
            960,000 Millenium America, Inc. company guaranty 7s, 2006                                       917,146
                                                                                                      -------------
                                                                                                          8,828,181

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            711,000 Unicco Service Co. company guaranty Ser. B, 9 7/8s, 2007                                689,670

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,505,000 IBM Corp. deb. 7 1/8s, 2096                                                           5,484,246

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
          2,910,000 Tyco International, Ltd. notes 6 3/8s, 2011 (Luxembourg)                              2,138,850

Consumer Finance (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Capital One Financial Corp. notes 7 1/4s, 2006                                        1,288,227
          1,000,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       70,000
          6,220,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       5,748,586
                                                                                                      -------------
                                                                                                          7,106,813

Electric Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,840,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     4,094,515
          2,050,000 Avista Corp. sr. notes 9 3/4s, 2008                                                   2,147,498
          3,130,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    3,085,992
              5,000 CMS Energy Corp. pass-through certificates 7s, 2005                                       3,150
          2,200,000 CMS Energy Corp. sr. notes 7 5/8s, 2004                                               1,485,000
          4,260,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                          3,678,936
          2,370,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     948,000
          9,855,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                  9,654,648
                432 Northeast Utilities notes Ser. A, 8.58s, 2006                                               474
          2,510,000 Northwestern Corp. 144A notes 8 3/4s, 2012                                            2,213,896
          2,835,000 NRG Energy, Inc. sr. notes 6 3/4s, 2006                                                 567,000
          2,060,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,134,737
          6,435,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      6,725,770
                                                                                                      -------------
                                                                                                         36,739,616

Electronics (--%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Sequa Corp. sr. notes 9s, 2009                                                        2,238,750

Energy (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 2,070,000
          4,170,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       4,397,515
                                                                                                      -------------
                                                                                                          6,467,515

Financial (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,275,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                    4,800,355
          3,770,000 Associates Corp. sr. notes 6 1/4s, 2008                                               3,959,820
          3,165,000 Associates First Capital Corp. deb. 6.95s, 2018                                       3,241,815
          3,500,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                  3,942,120
          4,685,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                4,726,972
          5,665,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                  396,550
            620,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                            477,400
          6,905,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      5,420,080
          2,880,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                           2,364,394
          4,900,000 Metlife, Inc. sr. notes 5 1/4s, 2006                                                  5,054,808
          9,580,000 Principal Financial Group AU 144A notes 7.95s, 2004 (Australia)                      10,355,214
         10,345,000 Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                     10,310,448
          4,920,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           1,968,000
                                                                                                      -------------
                                                                                                         57,017,976

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
          8,775,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                  8,941,813

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,160,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,183,200
          1,270,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            1,339,850
            490,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                          514,500
            930,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          936,975
            910,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  919,100
            320,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                             326,400
            390,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                             392,925
            640,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                   624,000
          3,100,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                            3,208,500
                                                                                                      -------------
                                                                                                          9,445,450

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
          1,220,000 HCA, Inc. med. term notes 8.7s, 2010                                                  1,297,921
          1,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                  16,000
            260,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                          1,950
          1,388,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                     27,760
                                                                                                      -------------
                                                                                                          1,343,631

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,710,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           2,628,700
            750,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                  727,500
                                                                                                      -------------
                                                                                                          3,356,200

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,410,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                4,502,919
          3,185,000 Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                               3,331,733
          2,448,000 Morgan Stanley Tracers 144A FRN 7.756s, 2032                                          2,500,877
                                                                                                      -------------
                                                                                                         10,335,529

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   1,407,000
          2,160,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                2,119,322
          3,370,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            3,167,800
                                                                                                      -------------
                                                                                                          6,694,122

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,200,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              3,923,244

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
            530,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                              53
            280,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                              28
                                                                                                      -------------
                                                                                                                 81

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
          1,085,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          1,085,000
             90,550 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s,
                    2007 (In default) (NON) (PIK)                                                            29,882
                                                                                                      -------------
                                                                                                          1,114,882

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            100,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                       75,276

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,820,000 Conoco Funding Co. company guaranty 6.35s, 2011                                       4,027,541
          5,800,000 Conoco Funding Co. company guaranty 5.45s, 2006                                       6,057,636
             30,000 El Paso Energy Partners L.P. company guaranty Ser. B,
                    8 1/2s, 2011                                                                             28,200
          3,260,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            3,080,700
          7,465,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    7,967,693
            660,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         669,900
          9,590,000 Occidental Petroleum, Corp. 144A Structured Notes
                    (issued by STEERS Credit Trust 2001) 6.019%, 2004                                     9,781,800
          6,155,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             7,347,224
            640,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             717,600
          1,651,440 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                              1,734,012
          2,290,000 Union Oil Company of California company guaranty 7 1/2s, 2029                         2,446,499
          2,425,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                  2,629,355
                                                                                                      -------------
                                                                                                         46,488,160

Paper & Forest Products (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,310,000 Boise Cascade Corp. notes 7 1/2s, 2008                                                1,403,450
            790,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          837,400
          3,410,000 Weyerhaeuser Co. 144A bonds 7 3/8s, 2032                                              3,523,110
          2,840,000 Weyerhaeuser Co. 144A notes 6 3/4s, 2012                                              2,976,973
                                                                                                      -------------
                                                                                                          8,740,933

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,070,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                2,458,350
            200,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                   107,000
            737,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands) (In default) (NON)                                                     663,300
                                                                                                      -------------
                                                                                                          3,228,650

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
            840,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            604,800

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,705,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 7,372,617

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,120,000 EOP Operating LP sr. notes 7s, 2011                                                   2,228,330
          5,850,000 Simon Property Group LP 144A notes 6 3/8s, 2007                                       6,121,967
          2,575,000 Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                 2,536,375
                                                                                                      -------------
                                                                                                         10,886,672

Regional Bells (0.2%)
-------------------------------------------------------------------------------------------------------------------
            610,000 Qwest Capital Funding, Inc. company guaranty 7 3/4s, 2006                               237,900
          1,700,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                   1,326,000
          9,515,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       9,245,440
                                                                                                      -------------
                                                                                                         10,809,340

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,240,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 2,262,400

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            560,000 Dillards, Inc. notes 6.43s, 2004                                                        547,568
          2,755,000 JC Penney Company, Inc. notes 7.6s, 2007                                              2,644,800
            695,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               667,200
          1,710,000 Southland Corp. sr. sub. deb. 5s, 2003                                                1,675,800
                                                                                                      -------------
                                                                                                          5,535,368

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             11,184 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                      5,592

Telecommunications (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,201,110 Calpoint Receivable Structured Trust 2001 144A bonds
                    7.44s, 2006                                                                           1,924,411
          4,290,000 Cingular Wireless 144A notes 5 5/8s, 2006                                             4,069,022
          2,845,000 France Telecom notes 8 1/4s, 2011 (France)                                            2,832,283
          2,000,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                            1,851,513
          2,840,000 Sprint Capital Corp. company guaranty 8 3/4s, 2032                                    1,988,000
          4,245,000 Sprint Capital Corp. company guaranty 7 1/8s, 2006                                    3,268,650
            280,000 Telehub Communications Corp. company guaranty 13 7/8s,
                    2005 (In default) (NON)                                                                      --
          7,265,000 Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                        6,657,573
                                                                                                      -------------
                                                                                                         22,591,452

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            530,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              466,400

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,025,000 Philip Morris Companies, Inc. notes 7.2s, 2007                                        4,392,483
          2,925,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                      3,132,500
                                                                                                      -------------
                                                                                                          7,524,983

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            590,000 Hasbro, Inc. notes 6.15s, 2008                                                          542,800

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,294,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                      4,783,440
          5,190,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                         5,088,167
                                                                                                      -------------
                                                                                                          9,871,607
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $520,593,090)                                $496,761,035

COLLATERALIZED MORTGAGE OBLIGATIONS (5.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Amortizing Residential Collateral Trust
        $41,930,000 Ser. 02-BC3, Class A, Interest Only (IO), 6s, 2005                                   $3,467,414
         22,620,000 Ser. 02-BC1, Class A, IO, 6s, 2005                                                    1,552,478
         36,586,000 Ser. 02-BC5, Class A, IO, 6s, 2004                                                    2,949,746
         42,723,000 Ser. 01-BC6, Class A, IO, 6s, 2004                                                    2,748,623
          2,058,000 Ser. 02-BC1, Class M2, 2.94s, 2032                                                    2,033,093
                    Arc Net Interest Margin Trust
          1,669,750 Ser. 02-2, Class A, 7 3/4s, 2032                                                      1,666,969
            847,288 FRN Ser. 01-5A, Class A, 4.49s, 2008                                                    845,170
            337,239 Arc Net Interest Margin Trust 144A Ser. 01-6A, Class A,
                    7 1/4s, 2031                                                                            336,031
          2,145,779 Chase Commercial Mortgage Securities Corp. Ser. 98-1,
                    Class A1, 6.34s, 2006                                                                 2,254,996
         84,308,391 Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO,
                    1.159s, 2020                                                                          4,903,719
                    Countrywide Home Loan
          5,768,800 Ser. 98-A12, Class A14, 8s, 2028                                                      6,318,624
          3,035,000 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     3,130,792
          4,200,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                4,408,656
         12,260,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                   12,930,469
          3,385,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
                    Class B, 7s, 2011                                                                     3,356,566
                    CS First Boston Mortgage Securities Corp.
         13,405,000 Ser. 02-CP3, Class A3, 5.603s, 2035                                                  13,534,861
          2,728,780 Ser. 01-CK3, Class A1, 5.26s, 2006                                                    2,824,522
            720,788 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                    727,804
         11,629,540 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A,
                    6.93s, 2009                                                                          12,637,112
                    Fannie Mae
         12,790,747 Ser. 02-36, Class SJ, 15 1/2s, 2029                                                  13,878,211
              3,398 Ser. 92-15, Class L, IO, 10.376s, 2022                                                   77,971
         14,767,000 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                   15,811,071
          7,342,985 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                   7,862,156
          5,255,580 Ser. 01-T12, Class A2, 7 1/2s, 2031                                                   5,627,165
         12,823,829 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                   13,730,512
          8,422,203 Ser. 01-T7, Class A1, 7 1/2s, 2031                                                    9,017,678
          6,179,201 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                    6,616,089
         18,755,449 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   20,081,516
          2,651,686 Ser. 00-4, Class SX, 6 1/2s, 2023                                                     2,671,574
         27,713,213 Ser. 02-36, Class QH, IO, 6.2s, 2031                                                  1,979,657
          4,554,502 Ser. 02-27, Class SQ, IO, 6.13s, 2032                                                   378,593
          6,894,619 Ser. 01-67, Class IA, IO, 6s, 2019                                                      581,286
        106,134,253 Ser. 01-T12, IO, 0.572s, 2041                                                         1,907,100
         81,121,309 Ser. 02-T1, IO, 0.429s, 2031                                                          1,090,270
            600,167 Ser. 01-T7, PO, zero %, 2031                                                            424,618
            487,637 Ser. 00-T6, PO, zero %, 2030                                                            345,003
            347,019 Ser. 01-T3, PO, zero %, 2029                                                            245,516
          1,779,737 Ser. 01-T4, PO, zero %, 2028                                                          1,259,164
            121,702 Ser. 01-T1, PO, zero %, 2028                                                             86,104
         16,070,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                     18,175,074
            575,000 First Union National Bank Commercial Mortgage 144A
                    Ser. 01-C4, Class F, 6.79s, 2033                                                        620,486
                    Freddie Mac
          1,728,000 Ser. 2028, Class SG, IO, 9.293s, 2023                                                   423,360
         14,828,673 Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                 1,918,460
          1,929,900 Ser. 2355, Class WI, IO, 6 1/2s, 2026                                                   303,145
         12,486,829 Ser. 204, IO, 6s, 2029                                                                2,717,833
          3,695,600 Ser. 2382, Class IM, IO, 6s, 2021                                                       412,938
          9,084,952 Ser. 2366, Class IA, IO, 6s, 2019                                                       707,750
          1,046,575 G-Force FRB Ser. 01-1, Class A, 5.981s, 2033                                          1,046,575
          5,000,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               5,275,000
          9,735,927 General Growth Properties-Mall Properties Trust FRB
                    Ser. 01-C1A, Class D3, 4.357s, 2014                                                   9,732,885
            875,195 General Growth Properties-Mall Properties Trust 144A
                    Ser. 01-C1A, Class D2, 5.89s, 2011                                                      905,619
          7,486,000 GMAC Commercial Mortgage Securities, Inc.
                    Ser. 97-C2, Class A2, 6.55s, 2007                                                     7,976,099
          6,685,000 GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2,
                    6.615s, 2016                                                                          6,880,550
            260,000 Host Marriott Pool Trust Ser. 99-HMTA, Class C, 7.73s, 2009                             289,536
                    Housing Securities Inc.
            649,097 Ser. 93-F, Class F9M2, 7s, 2023                                                         662,912
            107,178 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      103,662
          3,495,000 LB Commercial Conduit Mortgage Trust Ser. 1999-C2,
                    Class B, 7.425s, 2009                                                                 3,925,647
         10,070,000 LB-UBS Commercial Mortgage Trust Ser. 01-C3, Class A2,
                    6.37s, 2011                                                                          10,746,578
                    Merrill Lynch Mortgage Investors, Inc.
          3,465,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      3,508,448
          1,187,343 Ser. 98-C2, Class A1, 6.22s, 2030                                                     1,236,142
                    Morgan Stanley Dean Witter Capital I
          1,535,000 Ser. 00, Class B, 7.638s, 2010                                                        1,757,575
            796,095 Ser. 01-IQA, Class A1, 4.57s, 2006                                                      814,008
                    Morgan Stanley Dean Witter Capital I 144A
          1,185,724 FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                  1,184,064
            788,931 FRB Ser. 01-XLF, Class E, 3.55s, 2013                                                   780,884
            681,401 Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                      689,220
                    Prudential Home Mortgage Securities 144A
            152,513 Ser. 94-31, Class B3, 8s, 2009                                                          152,132
            446,123 Ser. 95-D, Class 5B, 7.54s, 2024                                                        450,049
          3,950,000 Residential Funding Mortgage Ser. 98-S13, Class A21, 6 3/4s, 2028                     4,165,986
                    Ryland Mortgage Securities Corp.
            947,725 Ser. 94-7C, Class B1, 7.359s, 2025                                                      974,084
          1,341,815 Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,380,227
          1,410,000 Starwood Asset Receivables Trust Ser. 02-1A, Class F, FRN,
                    3.175s, 2020                                                                          1,408,238
         14,450,955 Structured Asset Security Corp. Ser. 98-RF3, IO, 6.1s, 2028                           2,644,525
          8,222,915 TIAA Retail Commercial Mortgage Trust Ser. 1999-1, Class A,
                    7.17s, 2032                                                                           8,939,953
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $280,665,413)                      $289,208,543

ASSET-BACKED SECURITIES (3.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $427,971 ABSC Nims Trust Ser. 01-HE3, Class A, 7s, 2031                                         $423,691
          3,082,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                          3,380,122
          3,095,988 Amortizing Residential Collateral Trust Ser. 02-BC3,
                    Class NIM, 7s, 2032                                                                   3,066,669
          2,316,700 AQ Finance NIM Trust 144 A notes Ser. 02-1, Class NOTE, 9 1/2s,
                    2032                                                                                  2,315,334
          2,015,522 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A,
                    7 3/4s, 2032                                                                          2,015,177
          1,619,112 Asset Backed Funding Corp. NIM Trust Ser. 02-WF1, 9.32s, 2032                         1,602,921
          2,568,000 Asset Backed Funding Corporation NIM Trust Ser. 02-NC1,
                    Class N1, 8.84s, 2033                                                                 2,563,185
          5,325,000 Asset Backed Securities Corp. Home Equity Loan Trust Ser. 02-HE2,
                    Class M2, FRN, 2.97s, 2032                                                            5,285,063
         33,000,000 Asset Backed Securities Corp. Home Equity Loan Trust, Ser. 02-HE1,
                    Class IO, 6 1/2s, 2032                                                                2,775,135
          5,744,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.801s, 2007                       5,670,405
                    Bayview Financial Acquisition Trust
          3,402,962 Ser. 01-DA, Class M3, FRN, 3.443s, 2031                                               3,402,962
          3,130,000 Ser. 02-CA, Class IO, 14s, 2004                                                         461,675
        256,817,593 Bayview Financial Acquisition Trust 144A Ser. 02-XA, Class A, IO,
                    1.327s, 2005                                                                          3,009,581
                    Chase Funding Net Interest Margin
          1,553,921 Ser. 02-1, Class Note, 8 1/2s, 2035                                                   1,540,868
          2,790,000 Ser. 02-2, 8 1/2s, 2032                                                               2,790,000
          1,265,767 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                  1,289,563
                    Conseco Finance Securitizations Corp.
         14,190,000 Ser. 00-4, Class A6, 8.31s, 2032                                                     15,332,238
          6,645,000 Ser. 01-04, Class A4, 7.36s, 2019                                                     6,839,160
          5,125,000 Ser. 01-3, Class A4, 6.91s, 2031                                                      5,154,028
          3,050,000 Ser. 01-4, Class B1, 9.4s, 2010                                                       2,915,544
         11,755,268 Ser. 02-1, Class A, 6.681s, 2033                                                     12,134,517
          3,682,000 Ser. 02-1, Class M2, 9.546s, 2033                                                     3,723,036
          9,355,000 Ser. 02-2, Class A, IO, 8 1/2s, 2010                                                  3,226,165
         35,294,657 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A,
                    Class AP, IO, 5s, 2025                                                                2,575,098
          2,437,000 Consumer Credit Reference IDX Securities Ser. 02-1A,
                    Class A, FRB, 3.87s, 2007                                                             2,442,331
          2,426,579 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      1,601,542
          3,996,980 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                           4,108,137
         13,160,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2029                          13,827,370
                    Home Equity Asset Trust
          4,890,000 Ser. 02-1, Class M2, 3.24s, 2032                                                      4,890,000
          2,771,000 FRN Ser. 02-2, Class M2, 3.17s, 2032                                                  2,764,073
         37,478,076 Lehman Manufactured Housing Ser. 98-1, IO, 0.82s, 2028                                  816,647
          4,185,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                     3,933,900
                    Madison Avenue Manufactured Housing Contract
          3,229,744 Ser. 02-A, Class B1, FRN, 5.159s, 2032                                                2,422,308
        231,347,633 Ser. 02-A, IO, 0.3s, 2032                                                             2,602,661
          1,862,961 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                         1,881,591
                    Morgan Stanley Dean Witter Capital I
          1,180,000 Ser. 01-NC3, Class B1, 4.558s, 2031                                                   1,182,478
          4,924,000 Ser. 01-NC4, Class B1, 4.426s, 2032                                                   4,934,833
          1,570,000 Ser. 02-AM2, Class B1, 4.1s, 2032                                                     1,559,481
            831,000 Ser. 01-AM1, Class M2, 3.82s, 2032                                                      831,000
          5,455,000 Ser. 02-HE1, Class B1, 3.64s, 2013                                                    5,362,265
          2,860,273 Morgan Stanley Dean Witter Capital I 144A Ser. 01-NC4N,
                    Class Note, 8 1/2s, 2032                                                              2,873,431
          1,751,199 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                              1,739,304
          3,340,224 Option One Mortgage Securities Corp. Ser. 02-2A,
                    Class CFTS, 8.83s, 2032                                                               3,340,224
          2,394,502 Option One Mortgage Securities Corp. 144A Ser. 02-1,
                    Class CTFS, 6 3/4s, 2032                                                              2,384,389
                    Pass-Through Amortizing Credit Card Trust
          2,175,744 Ser. 02-1A, Class A3FL, 4.839s, 2012                                                  2,175,744
          3,726,385 Ser. 02-1A, Class A4FL, 7.339s, 2012                                                  3,726,385
          4,804,019 Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1,
                    Class A, 5.801s, 2008                                                                 4,769,911
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $174,963,143)                                  $169,662,142

CONVERTIBLE PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 38 Anker Coal Group, Inc. 14.25% cv. pfd.                                                     $190
             50,400 Anthem, Inc. $6.00 cv. pfd                                                            4,239,900
            300,000 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                              15,075,000
            153,100 General Motors Corp. zero % cv. pfd.                                                  3,750,950
            205,500 Motorola, Inc. $7.00 cv, pfd.                                                         8,245,688
             94,000 TXU Corp. $4.375 cv. pfd                                                              4,394,500
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $36,259,314)                               $35,706,228

CONVERTIBLE BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,700,000 Freeport-McMoRan Copper & Gold, Inc. cv. sr. notes 8 1/4s, 2006                      $3,560,625
          2,200,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                 1,476,750
          8,645,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               5,759,731
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $14,422,322)                                $10,797,106

PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              8,059 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                       $81
             27,755 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                    721,630
              6,155 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                     349,604
              3,799 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                      182,352
          6,381,000 First Union Capital II Ser. A, 7.95% pfd.                                             6,947,250
                  1 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                        6,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $7,731,096)                                             $8,206,917

WARRANTS (--%) (a) (NON)
NUMBER OF WARRANTS                                                                        EXPIRATION DATE     VALUE
-------------------------------------------------------------------------------------------------------------------
                  3 Anker Coal Group, Inc. 144A                                           10/28/09               $1
                685 Club Regina, Inc. 144A                                                12/1/04                 7
              6,037 Genesis Health Ventures, Inc.                                         10/1/02             1,870
                180 McCaw International, Ltd.                                             4/15/07                 2
                280 Telehub Communications Corp. 144A                                     7/31/05                 1
                625 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 6
              6,727 United Artists Theatre                                                3/2/08             52,739
                                                                                                      -------------
                    Total Warrants (cost $1,111,162)                                                        $54,626

SHORT-TERM INVESTMENTS (5.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $6,460,000 U.S. Treasury Bills for an effective yield of 1.66%,
                    December 12, 2002 (SEG)                                                              $6,416,925
        235,712,985 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.84% and
                    due dates ranging from August 1, 2002 to September 25, 2002 (d)                     235,712,985
         15,996,823 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 2.03% and due dates ranging
                    from August 1, 2002 to September 19, 2002 (d)                                        15,988,218
                                                                                                     --------------
                    Total Short-Term Investments (cost $258,118,128)                                   $258,118,128
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,432,125,130 (b)                                       $5,201,571,615
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,066,912,153.

  (b) The aggregate identified cost on a tax basis is $5,502,274,557, resulting in gross unrealized appreciation and depreciation of $237,586,485 and $538,289,427, respectively, or net unrealized depreciation of $300,702,942.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts and written options at July 31, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at July 31, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2002
                                                                   Unrealized
                                     Aggregate Face   Expiration  Appreciation/
                      Market Value        Value          Date    (Depreciation)
------------------------------------------------------------------------------
Euro 90 day (Long)     $86,424,800     $86,166,696      Sep-02        $258,104
S&P 500 (Long)         216,937,179     233,162,956      Sep-02     (16,225,777)
U.S. Treasury
Bonds (Short)           31,357,500      29,700,492      Sep-02      (1,657,008)
U.S. Treasury 5
Year Notes (Long)      125,443,078     120,108,503      Sep-02       5,334,575
U.S. Treasury 5
Year Notes
(Short)                228,820,531     220,920,205      Sep-02      (7,900,326)
U.S. Treasury 10
Year Notes
(Short)                 69,905,125      68,604,230      Sep-02      (1,300,895)
------------------------------------------------------------------------------
                                                                  $(21,491,327)
------------------------------------------------------------------------------
Written Options Outstanding at July 31, 2002
(premiums received $966,299)
                                            Expiration Date/         Market
Contract Amounts                             Strike Price            Value
------------------------------------------------------------------------------
4,000,000  JP Morgan High Yield IBB 7.55s,
           5/15/07 (put)                    May 07/ 100 USD        $797,600
5,595,000  Texas Utilities 6.375s,
           6/15/06 (put)                    Jun 05/ 100 USD         610,415
------------------------------------------------------------------------------
                                                                 $1,408,015
------------------------------------------------------------------------------
TBA Sales Commitments at July 31, 2002
(proceeds receivable $1,291,883)
                                         Principal    Settlement
Agency                                    Amount         Date        Value
------------------------------------------------------------------------------
FNMA 30 Yr., 6 1/2s, August 2032        $1,262,876     8/14/02   $1,297,605
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $14,964,407 of securities
on loan (identified cost $5,432,125,130) (Note 1)                           $ 5,201,571,615
-------------------------------------------------------------------------------------------
Cash                                                                              5,822,516
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        26,579,587
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           33,808,373
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  101,638,234
-------------------------------------------------------------------------------------------
Total assets                                                                  5,369,420,325

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               120,914
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                259,756,044
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       14,223,115
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      6,581,039
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          899,386
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       179,059
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,590
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,729,000
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums  received
$966,299) (Note 3)                                                                1,408,015
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $1,291,883)
(Note 1)                                                                          1,297,605
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               15,988,218
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              323,187
-------------------------------------------------------------------------------------------
Total liabilities                                                               302,508,172
-------------------------------------------------------------------------------------------
Net assets                                                                   $5,066,912,153

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,549,632,264
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                     57,224,555
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (287,452,386)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (252,492,280)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $5,066,912,153

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,990,983,695 divided by 199,163,000 shares)                                       $15.02
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.02)*                              $15.94
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,068,666,825 divided by 71,889,121 shares)**                                      $14.87
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($53,185,528 divided by 3,560,318 shares)**                                          $14.94
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($222,175,956 divided by 14,937,611 shares)                                          $14.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.87)*                              $15.41
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($731,900,149 divided by 48,623,617 shares)                                          $15.05
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 133,615,131
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $218,633)                                       66,634,996
-------------------------------------------------------------------------------------------
Securities lending                                                                  165,693
-------------------------------------------------------------------------------------------
Total investment income                                                         200,415,820

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 26,120,895
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    9,827,633
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    74,742
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     41,346
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             8,010,441
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            11,482,491
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               468,674
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,848,787
-------------------------------------------------------------------------------------------
Other                                                                             2,365,014
-------------------------------------------------------------------------------------------
Total expenses                                                                   60,240,023
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (523,595)
-------------------------------------------------------------------------------------------
Net expenses                                                                     59,716,428
-------------------------------------------------------------------------------------------
Net investment income                                                           140,699,392
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (233,077,327)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (21,898,935)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (2,739)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                118,041
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
written options, and TBA sale commitments during the year                      (476,075,075)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (730,936,035)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(590,236,643)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $140,699,392          $156,686,641
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                (254,860,960)          161,260,696
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                         (476,075,075)          312,597,900
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (590,236,643)          630,545,237
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (93,554,631)          (99,576,511)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (25,375,139)          (29,391,469)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (1,012,139)             (673,390)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (6,060,338)           (6,471,915)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (24,394,192)          (23,787,314)
-------------------------------------------------------------------------------------------------------
  From net realized long term gain on investments
   Class A                                                             (3,746,955)           (1,110,037)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,309,539)             (428,151)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (60,749)              (11,764)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (283,353)              (89,049)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (900,886)             (263,181)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          379,554,444          (105,930,074)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (367,380,120)          362,812,382

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   5,434,292,273         5,071,479,891
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net income of $57,224,555
and $223,657, respectively)                                        $5,066,912,153        $5,434,292,273
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.24       $15.77       $18.49       $18.82       $18.95
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .45(a)       .52(a)       .55(a)       .57(a)       .60
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.17)        1.49        (1.44)         .90         1.08
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.72)        2.01         (.89)        1.47         1.68
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.48)        (.53)        (.58)        (.55)        (.60)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)        (.01)       (1.25)       (1.25)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.50)        (.54)       (1.83)       (1.80)       (1.81)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.02       $17.24       $15.77       $18.49       $18.82
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.20)       12.86        (5.09)        8.33         9.53
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,990,984   $3,176,287   $3,030,281   $3,937,264   $3,387,620
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .96          .92          .93          .93         1.00
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.75         3.11         3.32         3.10         3.11
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.89(d)    333.46       140.92       127.68       126.19
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.07       $15.62       $18.33       $18.67       $18.82
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .33(a)       .39(a)       .42(a)       .43(a)       .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.15)        1.48        (1.43)         .90         1.07
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.82)        1.87        (1.01)        1.33         1.53
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.41)        (.45)        (.42)        (.47)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)        (.01)       (1.25)       (1.25)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.42)       (1.70)       (1.67)       (1.68)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.87       $17.07       $15.62       $18.33       $18.67
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.86)       12.02        (5.82)        7.55         8.72
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,068,667   $1,199,676   $1,175,947   $1,641,515   $1,305,897
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.71         1.67         1.68         1.68         1.75
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.00         2.36         2.57         2.35         2.37
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.89(d)    333.46       140.92       127.68       126.19
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                         Year ended July 31           to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.16       $15.71       $18.49       $18.76
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .33          .39          .42           --(e)
----------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.16)        1.49        (1.44)        (.27)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.83)        1.88        (1.02)        (.27)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.37)        (.42)        (.51)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)        (.01)       (1.25)          --
----------------------------------------------------------------------------------------
Total distributions                     (.39)        (.43)       (1.76)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.94       $17.16       $15.71       $18.49
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.88)       12.02        (5.82)       (1.44)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $53,186      $37,453      $20,642         $565
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.71         1.67         1.68          .03*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               1.99         2.32         2.60         (.03)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                131.89(d)    333.46       140.92       127.68
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.08       $15.63       $18.33       $18.67       $18.82
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .37(a)       .43(a)       .46(a)       .47(a)       .51
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.16)        1.48        (1.42)         .90         1.06
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.79)        1.91         (.96)        1.37         1.57
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.45)        (.49)        (.46)        (.51)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)        (.01)       (1.25)       (1.25)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.42)        (.46)       (1.74)       (1.71)       (1.72)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $14.87       $17.08       $15.63       $18.33       $18.67
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.69)       12.31        (5.52)        7.80         8.98
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $222,176     $252,802     $223,246     $293,336     $276,962
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.46         1.42         1.43         1.43         1.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.25         2.60         2.82         2.61         2.62
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.89(d)    333.46       140.92       127.68       126.19
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.28       $15.80       $18.53       $18.85       $18.98
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .49(a)       .56(a)       .60(a)       .62(a)       .64
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.17)        1.50        (1.46)         .91         1.09
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.68)        2.06         (.86)        1.53         1.73
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.53)        (.57)        (.62)        (.60)        (.65)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.02)        (.01)       (1.25)       (1.25)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.55)        (.58)       (1.87)       (1.85)       (1.86)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.05       $17.28       $15.80       $18.53       $18.85
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.01)       13.18         4.89         8.63         9.79
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $731,900     $768,075     $621,363     $744,552     $471,176
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .71          .67          .68          .68          .75
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.00         3.35         3.57         3.33         3.37
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                131.89(d)    333.46       140.92       127.68       126.19
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2002, the value of securities loaned amounted to $14,964,407. The fund received cash collateral of $15,988,218 which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, year, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $57,988,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on July 31, 2010.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $67,145,259 to increase undistributed net investment income with an increase to accumulated net realized losses of $67,145,259.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2002, the fund's expenses were reduced by $523,595 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,510 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $892,750 and $11,558 from the sale of class A and class M shares, respectively, and received $2,029,241 and $6,677 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $15,910 and no monies on class A and class M redemptions, respectively.

Note 3
Purchase and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $5,058,650,153 and $4,843,049,429, respectively. Purchases and sales of U.S. government obligations aggregated $6,624,513,056 and $6,674,586,547, respectively.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                              18,326,300           2,087,920
Options exercised                             (211,300)           (361,745)
Options expired                                     --                  --
Options closed                              (8,520,000)           (759,876)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                  9,595,000            $966,299
---------------------------------------------------------------------------


Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,407,064      $1,035,048,453
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,308,781          88,208,090
---------------------------------------------------------------------------
                                            68,715,845       1,123,256,543

Shares repurchased                         (53,788,195)       (869,198,197)
---------------------------------------------------------------------------
Net increase                                14,927,650        $254,058,346
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 40,741,462        $687,242,385
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,902,524          99,705,341
---------------------------------------------------------------------------
                                            46,643,986         786,947,726

Shares repurchased                         (54,554,286)       (920,648,179)
---------------------------------------------------------------------------
Net decrease                                (7,910,300)      $(133,700,453)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,539,167        $298,183,784
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,512,042          24,915,400
---------------------------------------------------------------------------
                                            20,051,209         323,099,184

Shares repurchased                         (18,434,782)       (295,116,527)
---------------------------------------------------------------------------
Net increase                                 1,616,427         $27,982,657
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,797,739        $197,620,503
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,670,131          27,938,692
---------------------------------------------------------------------------
                                            13,467,870         225,559,195

Shares repurchased                         (18,472,064)       (307,492,091)
---------------------------------------------------------------------------
Net decrease                                (5,004,194)       $(81,932,896)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,947,563         $31,654,322
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                60,779           1,005,624
---------------------------------------------------------------------------
                                             2,008,342          32,659,946

Shares repurchased                            (630,286)        (10,053,312)
---------------------------------------------------------------------------
Net increase                                 1,378,056         $22,606,634
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,218,314         $20,514,563
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                38,991             658,541
---------------------------------------------------------------------------
                                             1,257,305          21,173,104

Shares repurchased                            (388,740)         (6,502,776)
---------------------------------------------------------------------------
Net increase                                   868,565         $14,670,328
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,306,277         $54,001,778
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               379,378           6,250,860
---------------------------------------------------------------------------
                                             3,685,655          60,252,638

Shares repurchased                          (3,549,172)        (57,173,576)
---------------------------------------------------------------------------
Net increase                                   136,483          $3,079,062
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,702,786         $62,108,571
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               386,039           6,462,872
---------------------------------------------------------------------------
                                             4,088,825          68,571,443

Shares repurchased                          (3,571,223)        (59,738,719)
---------------------------------------------------------------------------
Net increase                                   517,602          $8,832,724
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,052,339        $248,928,434
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,519,669          25,295,078
---------------------------------------------------------------------------
                                            16,572,008         274,223,512

Shares repurchased                         (12,397,021)       (202,395,767)
---------------------------------------------------------------------------
Net increase                                 4,174,987         $71,827,745
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,602,604        $263,525,503
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,422,240          24,050,495
---------------------------------------------------------------------------
                                            17,024,844         287,575,998

Shares repurchased                         (11,892,032)       (201,375,775)
---------------------------------------------------------------------------
Net increase                                 5,132,812         $86,200,223
---------------------------------------------------------------------------

Note 5
Actions by Trustees

On April 15, 2002 the trustees approved the merger of Balanced
Retirement Fund and Balanced Fund into The George Putnam Fund of Boston. The transaction is scheduled to occur in September 2002. It is subject to a number of conditions and there is no guarantee it will occur.

Note 6
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to August 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 44.17% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998,
Vice President                                                   Managing Director, Swiss Bank Corp.

Kevin M. Cronin                    Since 2001                    Managing Director of Putnam Management
(6/13/61),
Vice President

Deborah F. Kuenstner               Since 1997                    Managing Director of Putnam Management
(7/9/58),
Vice President

Jeffrey L. Knight                  Since 2002                    Senior Vice President of Putnam Management
(4/11/65),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN021-83998  001/880/242/505  9/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
George Putnam Fund of Boston
Supplement to Annual Report dated 7/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/02

                                                        NAV
1 year                                                -10.01%
5 years                                                15.53%
Annual average                                          2.93%
10 years                                              132.86%
Annual average                                          8.82%
Life of fund (since class A inception, 11/5/37)
Annual average                                          9.45%

Share value:                                            NAV
7/31/02                                               $17.28
7/31/02                                               $15.05
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                     4       $0.528        $0.018           $0.546
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.